Exhibit 99.2

Investor Supplement
Third Quarter 2017
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 31.

Kemper Corporation
Investor Supplement
Third Quarter 2017

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
For Period Ended
Earned Premiums	$598.2	$582.5	$563.4	$561.4	$558.9	$553.7	$546.0	$1,744.1	$1,658.6
Net Investment Income	85.9	77.1	81.6	79.9	77.7	73.7	67.0	244.6	218.4
Net Investment Gains (Losses) and Other Income	6.2	24.8	6.4	1.4	4.1	(0.2)	(1.7)	37.4	2.2
Total Revenues	$690.3	$684.4	$651.4	$642.7	$640.7	$627.2	$611.3	$2,026.1	$1,879.2

Consolidated Net Operating Income (Loss) [1]	$44.4	$21.0	$(3.9)	$28.8	$(20.4)	$4.6	$(0.6)	$61.5	$(16.4)
Income (Loss) from Continuing Operations	$47.8	$36.6	$(0.4)	$29.1	$(18.3)	$4.1	$(2.2)	$84.0	$(16.4)
Net Income (Loss)	$47.7	$36.6	$(0.3)	$31.2	$(16.3)	$4.0	$(2.1)	$84.0	$(14.4)

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss) [1]	$0.85	$0.41	$(0.08)	$0.56	$(0.40)	$0.09	$(0.01)	$1.19	$(0.31)
Income (Loss) from Continuing Operations	$0.92	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$1.63	$(0.31)
Net Income (Loss)	$0.92	$0.71	$(0.01)	$0.60	$(0.32)	$0.08	$(0.04)	$1.63	$(0.27)
Diluted:
Consolidated Net Operating Income (Loss) [1]	$0.85	$0.41	$(0.08)	$0.56	$(0.40)	$0.09	$(0.01)	$1.19	$(0.31)
Income (Loss) from Continuing Operations	$0.92	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$1.62	$(0.31)
Net Income (Loss)	$0.92	$0.71	$(0.01)	$0.60	$(0.32)	$0.08	$(0.04)	$1.62	$(0.27)

Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72

At Period End
Total Assets	$8,301.0	$8,211.4	$8,306.8	$8,210.5	$8,390.3	$8,305.9	$8,169.7
Insurance Reserves	$4,478.3	$4,466.7	$4,473.4	$4,406.7	$4,382.2	$4,293.6	$4,258.8
Debt	$592.2	$592.1	$751.8	$751.6	$751.3	$751.1	$750.9
Shareholders’ Equity	$2,082.4	$2,033.4	$1,983.6	$1,975.2	$2,073.6	$2,105.2	$2,041.1
Shareholders’ Equity Excluding Goodwill	$1,759.4	$1,710.4	$1,660.6	$1,652.2	$1,750.6	$1,782.2	$1,718.1
Common Shares Issued and Outstanding (In Millions)	51.448	51.294	51.295	51.271	51.185	51.133	51.133
Book Value Per Share[2]	$40.48	$39.64	$38.67	$38.52	$40.51	$41.17	$39.92
Book Value Per Share Excluding Goodwill[1,2]	$34.20	$33.35	$32.37	$32.22	$34.20	$34.85	$33.60
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$35.87	$35.13	$34.81	$35.00	$34.27	$34.78	$34.97
Debt to Total Capitalization[2]	22.1%	22.6%	27.5%	27.6%	26.6%	26.3%	26.9%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	5.7%	2.5%	0.9%	0.8%	(0.5)%	2.2%	3.4%

[1] Non-GAAP Measure. See page 32 for definition.
[2] See Capital Metrics on page 8 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Revenues:
Earned Premiums	$598.2	$582.5	$563.4	$561.4	$558.9	$553.7	$546.0	$1,744.1	$1,658.6
Net Investment Income	85.9	77.1	81.6	79.9	77.7	73.7	67.0	244.6	218.4
Other Income	1.0	1.0	0.9	1.0	0.8	0.6	0.8	2.9	2.2
Net Realized Gains on Sales of Investments	8.1	26.4	10.5	9.1	11.6	5.6	6.8	45.0	24.0
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(2.9)	(2.6)	(5.2)	(8.7)	(8.3)	(6.4)	(9.6)	(10.7)	(24.3)
Portion of Losses Recognized in Other Comprehensive Income	—	—	0.2	—	—	—	0.3	0.2	0.3
Net Impairment Losses Recognized in Earnings	(2.9)	(2.6)	(5.0)	(8.7)	(8.3)	(6.4)	(9.3)	(10.5)	(24.0)
Total Revenues	690.3	684.4	651.4	642.7	640.7	627.2	611.3	2,026.1	1,879.2
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	440.1	447.4	477.4	418.3	490.2	436.1	436.2	1,364.9	1,362.5
Insurance Expenses	163.7	163.5	158.0	158.5	161.7	167.8	159.3	485.2	488.8
Interest and Other Expenses	18.2	21.4	19.5	25.3	22.0	20.7	22.3	59.1	65.0
Total Expenses	622.0	632.3	654.9	602.1	673.9	624.6	617.8	1,909.2	1,916.3
Income (Loss) from Continuing Operations before Income Taxes	68.3	52.1	(3.5)	40.6	(33.2)	2.6	(6.5)	116.9	(37.1)
Income Tax Benefit (Expense)	(20.5)	(15.5)	3.1	(11.5)	14.9	1.5	4.3	(32.9)	20.7
Income (Loss) from Continuing Operations	47.8	36.6	(0.4)	29.1	(18.3)	4.1	(2.2)	84.0	(16.4)
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	(0.1)	—	0.1	3.2	3.1	(0.1)	0.1	—	3.1
Income Tax Expense	—	—	—	(1.1)	(1.1)	—	—	—	(1.1)
Income (Loss) from Discontinued Operations	(0.1)	—	0.1	2.1	2.0	(0.1)	0.1	—	2.0
Net Income (Loss)	$47.7	$36.6	$(0.3)	$31.2	$(16.3)	$4.0	$(2.1)	$84.0	$(14.4)
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$0.92	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$1.63	$(0.31)
Diluted	$0.92	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$1.62	$(0.31)
Net Income (Loss) Per Unrestricted Share:
Basic	$0.92	$0.71	$(0.01)	$0.60	$(0.32)	$0.08	$(0.04)	$1.63	$(0.27)
Diluted	$0.92	$0.71	$(0.01)	$0.60	$(0.32)	$0.08	$(0.04)	$1.62	$(0.27)
Dividends Paid to Shareholders Per Share	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.24	$0.72	$0.72
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	51.367	51.286	51.273	51.203	51.123	51.108	51.192	51.309	51.141

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Assets:
Investments:
Fixed Maturities at Fair Value	$5,242.8	$5,263.9	$5,240.3	$5,124.9	$5,170.1	$5,084.3	$4,917.4
Equity Securities at Fair Value	512.1	500.0	497.4	481.7	504.9	509.6	501.3
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	160.1	152.8	157.4	175.9	181.1	182.7	190.5
Fair Value Option Investments	77.1	77.0	90.5	111.4	126.1	134.1	161.9
Short-term Investments at Cost which Approximates Fair Value	239.0	129.9	244.6	273.7	324.2	365.2	367.4
Other Investments	420.0	430.0	437.7	439.9	438.8	440.8	443.8
Total Investments	6,651.1	6,553.6	6,667.9	6,607.5	6,745.2	6,716.7	6,582.3
Cash	137.6	160.9	120.0	115.7	171.1	159.8	160.4
Receivables from Policyholders	374.8	353.7	347.9	336.5	348.1	337.2	341.1
Other Receivables	182.4	190.1	206.1	198.6	197.9	192.7	193.9
Deferred Policy Acquisition Costs	361.7	348.5	339.9	332.0	328.2	321.9	319.3
Goodwill	323.0	323.0	323.0	323.0	323.0	323.0	323.0
Current Income Tax Assets	0.9	7.4	10.1	15.5	28.5	20.9	15.5
Deferred Income Tax Assets	—	5.4	26.4	25.8	—	—	—
Other Assets	269.5	268.8	265.5	255.9	248.3	233.7	234.2
Total Assets	$8,301.0	$8,211.4	$8,306.8	$8,210.5	$8,390.3	$8,305.9	$8,169.7
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,509.8	$3,499.7	$3,489.0	$3,475.3	$3,461.5	$3,376.2	$3,358.4
Property and Casualty	968.5	967.0	984.4	931.4	920.7	917.4	900.4
Total Insurance Reserves	4,478.3	4,466.7	4,473.4	4,406.7	4,382.2	4,293.6	4,258.8
Unearned Premiums	672.0	650.5	640.1	618.7	637.0	622.6	621.6
Deferred Income Tax Liabilities	11.9	—	—	—	29.5	38.6	6.5
Liability for Unrecognized Tax Benefits	6.8	7.0	6.9	5.1	3.7	3.8	3.7
Long-term Debt, Current and Non-current, at Amortized Cost	592.2	592.1	751.8	751.6	751.3	751.1	750.9
Accrued Expenses and Other Liabilities	457.4	461.7	451.0	453.2	513.0	491.0	487.1
Total Liabilities	6,218.6	6,178.0	6,323.2	6,235.3	6,316.7	6,200.7	6,128.6
Shareholders’ Equity:
Common Stock	5.1	5.1	5.1	5.1	5.1	5.1	5.1
Paid-in Capital	672.1	666.9	663.7	660.3	656.9	654.6	652.6
Retained Earnings	1,218.8	1,184.8	1,160.7	1,172.8	1,155.5	1,184.4	1,192.7
Accumulated Other Comprehensive Income	186.4	176.6	154.1	137.0	256.1	261.1	190.7
Total Shareholders’ Equity	2,082.4	2,033.4	1,983.6	1,975.2	2,073.6	2,105.2	2,041.1
Total Liabilities and Shareholders’ Equity	$8,301.0	$8,211.4	$8,306.8	$8,210.5	$8,390.3	$8,305.9	$8,169.7

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended
	Sep 30, 2017	Sep 30, 2016
Operating Activities:
Net Income	$84.0	$(14.4)
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Amortization of Intangible Assets Acquired	3.9	4.5
Equity in Earnings of Equity Method Limited Liability Investments	(21.9)	(3.3)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	15.9	10.3
Decrease (Increase) in Value of Fair Value Option Investments Reported in Net Investment Income	(0.9)	3.9
Amortization of Investment Securities and Depreciation of Investment Real Estate	12.8	11.7
Net Realized Gains on Sales of Investments	(45.0)	(24.0)
Net Impairment Losses Recognized in Earnings	10.5	24.0
Depreciation of Property and Equipment	9.8	10.5
Increase in Receivables	(27.2)	(23.8)
Increase in Deferred Policy Acquisition Costs	(29.6)	(11.8)
Increase in Insurance Reserves	71.4	177.6
Increase in Unearned Premiums	53.3	23.9
Change in Income Taxes	27.4	(30.2)
Change in Accrued Expenses and Other Liabilities	(1.5)	2.0
Other, Net	1.6	9.6
Net Cash Provided by Operating Activities (Carryforward to page 7)	164.5	170.5

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Nine Months Ended
	Sep 30, 2017	Sep 30, 2016
Net Cash Provided by Operating Activities (Carryforward from page 6)	164.5	170.5
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	367.7	422.4
Purchases of Fixed Maturities	(401.8)	(539.8)
Sales of Equity Securities	230.3	107.2
Purchases of Equity Securities	(233.5)	(64.8)
Return of Investment of Equity Method Limited Liability Investments	36.3	22.6
Acquisitions of Equity Method Limited Liability Investments	(14.5)	(20.2)
Sales of Fair Value Option Investments	42.2	50.5
Decrease (Increase) in Short-term Investments	40.4	(68.5)
Improvements of Investment Real Estate	(1.3)	(1.8)
Sales of Investment Real Estate	26.2	7.5
Increase in Other Investments	(1.3)	(3.4)
Acquisition of Software	(28.8)	(8.8)
Other, Net	(4.4)	(2.0)
Net Cash Provided (Used) by Investing Activities	50.5	(122.6)
Financing Activities:
Net Proceeds from Issuances of Long-term Debt	200.2	—
Repayments of Long-term Debt	(360.0)	—
Common Stock Repurchases	—	(3.8)
Dividends and Dividend Equivalents Paid	(37.1)	(36.9)
Cash Exercise of Stock Options	3.7	1.2
Other, Net	0.1	1.0
Net Cash Used by Financing Activities	(193.1)	(38.5)
Increase (Decrease) in Cash	21.9	9.4
Cash, Beginning of Year	115.7	161.7
Cash, End of Period	$137.6	$171.1

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Book Value Per Share
Numerator
Shareholders’ Equity	$2,082.4	$2,033.4	$1,983.6	$1,975.2	$2,073.6	$2,105.2	$2,041.1
Less: Goodwill	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)	(323.0)
Shareholders’ Equity Excluding Goodwill	$1,759.4	$1,710.4	$1,660.6	$1,652.2	$1,750.6	$1,782.2	$1,718.1
Shareholders’ Equity	$2,082.4	$2,033.4	$1,983.6	$1,975.2	$2,073.6	$2,105.2	$2,041.1
Less: Net Unrealized Gains on Fixed Maturities	(237.1)	(231.4)	(198.2)	(180.6)	(319.3)	(327.0)	(253.0)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities	$1,845.3	$1,802.0	$1,785.4	$1,794.6	$1,754.3	$1,778.2	$1,788.1
Denominator
Common Shares Issued and Outstanding	51.448	51.294	51.295	51.271	51.185	51.133	51.133
Book Value Per Share	$40.48	$39.64	$38.67	$38.52	$40.51	$41.17	$39.92
Book Value Per Share Excluding Goodwill	$34.20	$33.35	$32.37	$32.22	$34.20	$34.85	$33.60
Book Value Per Share Excluding Unrealized on Fixed Maturities	$35.87	$35.13	$34.81	$35.00	$34.27	$34.78	$34.97

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$115.2	$51.2	$18.6	$16.8	$(9.8)	$44.4	$70.1
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,029.6	$2,034.2	$2,035.7	$2,037.5	$2,047.4	$2,035.1	$2,036.1
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	5.7%	2.5%	0.9%	0.8%	(0.5)%	2.2%	3.4%

Debt and Total Capitalization
Debt	$592.2	$592.1	$751.8	$751.6	$751.3	$751.1	$750.9
Shareholders’ Equity	2,082.4	2,033.4	1,983.6	1,975.2	2,073.6	2,105.2	2,041.1
Total Capitalization	$2,674.6	$2,625.5	$2,735.4	$2,726.8	$2,824.9	$2,856.3	$2,792.0
Ratio of Debt to Shareholders’ Equity	28.4%	29.1%	37.9%	38.1%	36.2%	35.7%	36.8%
Ratio of Debt to Total Capitalization	22.1%	22.6%	27.5%	27.6%	26.6%	26.3%	26.9%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$188.2	$188.4	$288.2	$298.7	$310.3	$344.2	$295.7
Borrowings Available Under Credit Agreement	225.0	225.0	225.0	225.0	225.0	225.0	225.0
Parent Company Liquidity	$413.2	$413.4	$513.2	$523.7	$535.3	$569.2	$520.7

Capital Returned to Shareholders
Common Stock Repurchased	$—	$—	$—	$—	$—	$—	$3.8
Cash Dividends Paid	12.4	12.4	12.3	12.3	12.4	12.3	12.2
Total Capital Returned to Shareholders	$12.4	$12.4	$12.3	$12.3	$12.4	$12.3	$16.0

Kemper Corporation Debt Outstanding and Ratings (Dollars in Millions) (Unaudited)

	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Kemper Corporation:
Notes Payable under Revolving Credit Agreement	$—	$—	$—	$—	$—	$—	$—
Senior Notes at Amortized Cost:
6.00% Senior Notes due May 15, 2017	—	—	359.9	359.8	359.6	359.4	359.3
4.35% Senior Notes due February 15, 2025	448.1	448.0	247.8	247.7	247.6	247.6	247.5
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	144.1	144.1	144.1	144.1	144.1	144.1	144.1
Debt Outstanding	$592.2	$592.1	$751.8	$751.6	$751.3	$751.1	$750.9

Subsidiary Debt:
Federal Home Loan Bank of Dallas	—	—	—	—	—	—	—
Federal Home Loan Bank of Chicago	—	—	—	—	—	—	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
Senior Notes Payable	bbb-	Baa3	BBB-	BBB-
Subordinated Debentures	bb+	Ba1	BB	BB
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A-
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Revenues:
Property & Casualty Insurance:
Earned Premiums:
Personal Automobile	$353.0	$339.1	$320.7	$317.2	$313.8	$310.3	$303.3	$1,012.8	$927.4
Homeowners	66.7	66.6	66.3	67.7	68.5	67.6	68.1	199.6	204.2
Other Personal	10.7	10.8	10.7	11.1	11.3	11.3	11.3	32.2	33.9
Total Personal	430.4	416.5	397.7	396.0	393.6	389.2	382.7	1,244.6	1,165.5
Commercial Automobile	13.1	12.7	12.7	13.1	13.3	13.4	13.5	38.5	40.2
Total Earned Premiums	443.5	429.2	410.4	409.1	406.9	402.6	396.2	1,283.1	1,205.7
Net Investment Income	27.8	20.6	24.1	20.4	20.4	19.7	11.9	72.5	52.0
Other Income	0.4	0.3	0.2	0.1	0.1	0.1	0.2	0.9	0.4
Total Property & Casualty Insurance	471.7	450.1	434.7	429.6	427.4	422.4	408.3	1,356.5	1,258.1
Life & Health Insurance:
Earned Premiums:
Life	94.5	95.4	95.7	95.9	95.8	95.5	94.4	285.6	285.7
Accident and Health	42.0	39.5	39.1	38.2	37.6	36.7	36.9	120.6	111.2
Property	18.2	18.4	18.2	18.2	18.6	18.9	18.5	54.8	56.0
Total Earned Premiums	154.7	153.3	153.0	152.3	152.0	151.1	149.8	461.0	452.9
Net Investment Income	55.9	54.9	53.0	53.6	54.5	50.1	55.0	163.8	159.6
Other Income	0.7	0.6	0.6	0.9	0.7	0.6	0.6	1.9	1.9
Total Life & Health Insurance	211.3	208.8	206.6	206.8	207.2	201.8	205.4	626.7	614.4
Total Segment Revenues	683.0	658.9	641.3	636.4	634.6	624.2	613.7	1,983.2	1,872.5
Net Realized Gains on Sales of Investments	8.1	26.4	10.5	9.1	11.6	5.6	6.8	45.0	24.0
Net Impairment Losses Recognized in Earnings	(2.9)	(2.6)	(5.0)	(8.7)	(8.3)	(6.4)	(9.3)	(10.5)	(24.0)
Other	2.1	1.7	4.6	5.9	2.8	3.8	0.1	8.4	6.7
Total Revenues	$690.3	$684.4	$651.4	$642.7	$640.7	$627.2	$611.3	$2,026.1	$1,879.2

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Segment Operating Profit (Loss):
Property & Casualty Insurance	$30.8	$4.2	$(37.2)	$7.2	$15.6	$(17.2)	$(22.8)	$(2.2)	$(24.4)
Life & Health Insurance	36.0	31.2	32.6	35.1	(45.7)	25.3	31.0	99.8	10.6
Total Segment Operating Profit (Loss)	66.8	35.4	(4.6)	42.3	(30.1)	8.1	8.2	97.6	(13.8)
Corporate and Other Operating Loss	(3.7)	(7.1)	(4.4)	(2.1)	(6.4)	(4.7)	(12.2)	(15.2)	(23.3)
Total Operating Profit (Loss)	63.1	28.3	(9.0)	40.2	(36.5)	3.4	(4.0)	82.4	(37.1)
Net Realized Gains on Sales of Investments	8.1	26.4	10.5	9.1	11.6	5.6	6.8	45.0	24.0
Net Impairment Losses Recognized in Earnings	(2.9)	(2.6)	(5.0)	(8.7)	(8.3)	(6.4)	(9.3)	(10.5)	(24.0)
Income (Loss) from Continuing Operations before Income Taxes	$68.3	$52.1	$(3.5)	$40.6	$(33.2)	$2.6	$(6.5)	$116.9	$(37.1)
Segment Net Operating Income (Loss):
Property & Casualty Insurance	$22.9	$4.9	$(22.1)	$7.0	$12.1	$(8.9)	$(13.1)	$5.7	$(9.9)
Life & Health Insurance	23.5	20.5	21.5	23.0	(29.4)	16.4	20.3	65.5	7.3
Total Segment Net Operating Income (Loss)	46.4	25.4	(0.6)	30.0	(17.3)	7.5	7.2	71.2	(2.6)
Corporate and Other Net Operating Loss	(2.0)	(4.4)	(3.3)	(1.2)	(3.1)	(2.9)	(7.8)	(9.7)	(13.8)
Consolidated Operating Income (Loss)	44.4	21.0	(3.9)	28.8	(20.4)	4.6	(0.6)	61.5	(16.4)
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	5.3	17.2	6.8	5.9	7.5	3.7	4.4	29.3	15.6
Net Impairment Losses Recognized in Earnings	(1.9)	(1.6)	(3.3)	(5.6)	(5.4)	(4.2)	(6.0)	(6.8)	(15.6)
Income (Loss) from Continuing Operations	$47.8	$36.6	$(0.4)	$29.1	$(18.3)	$4.1	$(2.2)	$84.0	$(16.4)

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Earned Premiums by Product:
Personal Automobile	$353.0	$339.1	$320.7	$317.2	$313.8	$310.3	$303.3	$1,012.8	$927.4
Homeowners	66.7	66.6	66.3	67.7	68.5	67.6	68.1	199.6	204.2
Other Personal Property and Casualty Insurance	28.9	29.2	28.9	29.3	29.9	30.2	29.8	87.0	89.9
Total Personal Lines	448.6	434.9	415.9	414.2	412.2	408.1	401.2	1,299.4	1,221.5
Commercial Automobile	13.1	12.7	12.7	13.1	13.3	13.4	13.5	38.5	40.2
Life	94.5	95.4	95.7	95.9	95.8	95.5	94.4	285.6	285.7
Accident and Health	42.0	39.5	39.1	38.2	37.6	36.7	36.9	120.6	111.2
Total Earned Premiums	$598.2	$582.5	$563.4	$561.4	$558.9	$553.7	$546.0	$1,744.1	$1,658.6
Net Investment Income by Segment:
Property & Casualty Insurance:
Equity Method Limited Liability Investments	$7.3	$1.8	$4.6	$2.6	$3.0	$2.9	$(3.9)	$13.7	$2.0
All Other Net Investment Income	20.5	18.8	19.5	17.8	17.4	16.8	15.8	58.8	50.0
Net Investment Income	27.8	20.6	24.1	20.4	20.4	19.7	11.9	72.5	52.0
Life & Health Insurance:
Equity Method Limited Liability Investments	3.5	2.0	1.7	0.9	1.7	(0.5)	0.1	7.2	1.3
All Other Net Investment Income	52.4	52.9	51.3	52.7	52.8	50.6	54.9	156.6	158.3
Net Investment Income	55.9	54.9	53.0	53.6	54.5	50.1	55.0	163.8	159.6
Total Segment Net Investment Income	83.7	75.5	77.1	74.0	74.9	69.8	66.9	236.3	211.6
Unallocated Net Investment Income:
Equity Method Limited Liability Investments	0.3	0.2	0.5	0.3	0.5	0.4	(0.5)	1.0	0.4
All Other Net Investment Income	1.9	1.4	4.0	5.6	2.3	3.5	0.6	7.3	6.4
Unallocated Net Investment Income	2.2	1.6	4.5	5.9	2.8	3.9	0.1	8.3	6.8
Net Investment Income	$85.9	$77.1	$81.6	$79.9	$77.7	$73.7	$67.0	$244.6	$218.4

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Nine Months Ended Sep 30, 2017
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	30	$53.7	26	$5.9	29	$52.1
$5 - $10	1	5.0	—	—	2	10.4
$10 - $15	2	24.3	—	—	1	10.3
$15 - $20	—	—	—	—	1	16.1
$20 - $25	—	—	—	—	—	—
Greater Than $25	1	45.2	—	—	1	45.2
Total	34	$128.2	26	$5.9	34	$134.1

	Nine Months Ended Sep 30, 2016
	Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	34	$29.0	24	$4.6	34	$32.7
$5 - $10	2	12.5	—	—	2	12.8
$10 - $15	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—
$20 - $25	1	24.4	—	—	1	24.9
Greater Than $25	1	32.0	—	—	1	32.1
Total	38	$97.9	24	$4.6	38	$102.5

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Net Premiums Written	$466.7	$440.7	$428.9	$390.1	$422.7	$404.7	$403.4	$1,336.3	$1,230.8

Earned Premiums	443.5	429.2	410.4	409.1	406.9	402.6	396.2	1,283.1	1,205.7
Net Investment Income	27.8	20.6	24.1	20.4	20.4	19.7	11.9	72.5	52.0
Other Income	0.4	0.3	0.2	0.1	0.1	0.1	0.2	0.9	0.4
Total Revenues	471.7	450.1	434.7	429.6	427.4	422.4	408.3	1,356.5	1,258.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	313.1	308.8	302.6	310.6	306.7	309.2	297.4	924.5	913.3
Catastrophe Losses and LAE	29.8	34.5	63.9	11.7	11.3	49.1	37.5	128.2	97.9
Prior Years:
Non-catastrophe Losses and LAE	1.6	9.6	11.8	6.2	3.1	(9.1)	4.7	23.0	(1.3)
Catastrophe Losses and LAE	(1.2)	(2.0)	(1.2)	(3.0)	(3.9)	(9.6)	(2.7)	(4.4)	(16.2)
Total Incurred Losses and LAE	343.3	350.9	377.1	325.5	317.2	339.6	336.9	1,071.3	993.7
Insurance Expenses	97.6	95.0	94.8	96.9	94.6	100.0	94.2	287.4	288.8
Operating Profit (Loss)	30.8	4.2	(37.2)	7.2	15.6	(17.2)	(22.8)	(2.2)	(24.4)
Income Tax Benefit (Expense)	(7.9)	0.7	15.1	(0.2)	(3.5)	8.3	9.7	7.9	14.5
Segment Net Operating Income (Loss)	$22.9	$4.9	$(22.1)	$7.0	$12.1	$(8.9)	$(13.1)	$5.7	$(9.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	70.6%	72.1%	73.7%	75.9%	75.4%	76.9%	75.0%	72.0%	75.7%
Current Year Catastrophe Losses and LAE Ratio	6.7	8.0	15.6	2.9	2.8	12.2	9.5	10.0	8.1
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	2.2	2.9	1.5	0.8	(2.3)	1.2	1.8	(0.1)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(0.5)	(0.3)	(0.7)	(1.0)	(2.4)	(0.7)	(0.3)	(1.3)
Total Incurred Loss and LAE Ratio	77.4	81.8	91.9	79.6	78.0	84.4	85.0	83.5	82.4
Insurance Expense Ratio	22.0	22.1	23.1	23.7	23.2	24.8	23.8	22.4	24.0
Combined Ratio	99.4%	103.9%	115.0%	103.3%	101.2%	109.2%	108.8%	105.9%	106.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	70.6%	72.1%	73.7%	75.9%	75.4%	76.9%	75.0%	72.0%	75.7%
Insurance Expense Ratio	22.0	22.1	23.1	23.7	23.2	24.8	23.8	22.4	24.0
Underlying Combined Ratio	92.6%	94.2%	96.8%	99.6%	98.6%	101.7%	98.8%	94.4%	99.7%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	92.6%	94.2%	96.8%	99.6%	98.6%	101.7%	98.8%	94.4%	99.7%
Current Year Catastrophe Losses and LAE Ratio	6.7	8.0	15.6	2.9	2.8	12.2	9.5	10.0	8.1
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	2.2	2.9	1.5	0.8	(2.3)	1.2	1.8	(0.1)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(0.5)	(0.3)	(0.7)	(1.0)	(2.4)	(0.7)	(0.3)	(1.3)
Combined Ratio as Reported	99.4%	103.9%	115.0%	103.3%	101.2%	109.2%	108.8%	105.9%	106.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment - Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Insurance Reserves:
Automobile	$769.0	$768.3	$764.0	$754.1	$729.9	$709.6	$678.8
Homeowners	111.8	110.7	133.6	88.9	95.4	105.9	115.4
Other Personal	41.2	43.5	40.3	41.1	41.9	44.1	46.1
Insurance Reserves	$922.0	$922.5	$937.9	$884.1	$867.2	$859.6	$840.3
Insurance Reserves:
Loss Reserves:
Case	$570.9	$588.8	$599.7	$598.0	$596.6	$589.1	$563.3
Incurred but Not Reported	219.2	201.9	204.8	158.2	147.6	150.1	157.9
Total Loss Reserves	790.1	790.7	804.5	756.2	744.2	739.2	721.2
LAE Reserves	131.9	131.8	133.4	127.9	123.0	120.4	119.1
Insurance Reserves	$922.0	$922.5	$937.9	$884.1	$867.2	$859.6	$840.3

Kemper Corporation Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Net Premiums Written	$112.6	$108.7	$100.1	$102.5	$114.1	$109.8	$99.7	$321.4	$323.6

Earned Premiums	$106.5	$105.5	$104.3	$106.6	$106.6	$105.3	$106.1	$316.3	$318.0
Net Investment Income	7.8	5.6	6.6	5.6	5.8	5.7	3.4	20.0	14.9
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	114.3	111.1	110.9	112.2	112.4	111.0	109.5	336.3	332.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	74.2	76.8	76.9	85.7	74.0	75.0	73.3	227.9	222.3
Catastrophe Losses and LAE	2.8	3.9	4.7	0.3	1.2	5.2	4.9	11.4	11.3
Prior Years:
Non-catastrophe Losses and LAE	0.8	6.6	10.8	4.1	(0.4)	(0.7)	1.9	18.2	0.8
Catastrophe Losses and LAE	—	(0.2)	—	—	—	(0.1)	(0.2)	(0.2)	(0.3)
Total Incurred Losses and LAE	77.8	87.1	92.4	90.1	74.8	79.4	79.9	257.3	234.1
Insurance Expenses	31.5	32.0	32.2	33.1	32.8	32.3	32.0	95.7	97.1
Operating Profit (Loss)	5.0	(8.0)	(13.7)	(11.0)	4.8	(0.7)	(2.4)	(16.7)	1.7
Income Tax Benefit (Expense)	(3.5)	3.4	5.3	4.6	(1.2)	0.8	1.4	5.2	1.0
Total Product Line Net Operating Income (Loss)	$1.5	$(4.6)	$(8.4)	$(6.4)	$3.6	$0.1	$(1.0)	$(11.5)	$2.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	69.7%	72.8%	73.7%	80.4%	69.5%	71.3%	69.1%	72.0%	69.8%
Current Year Catastrophe Losses and LAE Ratio	2.6	3.7	4.5	0.3	1.1	4.9	4.6	3.6	3.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	6.3	10.4	3.8	(0.4)	(0.7)	1.8	5.8	0.3
Prior Years Catastrophe Losses and LAE Ratio	—	(0.2)	—	—	—	(0.1)	(0.2)	(0.1)	(0.1)
Total Incurred Loss and LAE Ratio	73.1	82.6	88.6	84.5	70.2	75.4	75.3	81.3	73.6
Insurance Expense Ratio	29.6	30.3	30.9	31.1	30.8	30.7	30.2	30.3	30.5
Combined Ratio	102.7%	112.9%	119.5%	115.6%	101.0%	106.1%	105.5%	111.6%	104.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	69.7%	72.8%	73.7%	80.4%	69.5%	71.3%	69.1%	72.0%	69.8%
Insurance Expense Ratio	29.6	30.3	30.9	31.1	30.8	30.7	30.2	30.3	30.5
Underlying Combined Ratio	99.3%	103.1%	104.6%	111.5%	100.3%	102.0%	99.3%	102.3%	100.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	99.3%	103.1%	104.6%	111.5%	100.3%	102.0%	99.3%	102.3%	100.3%
Current Year Catastrophe Losses and LAE Ratio	2.6	3.7	4.5	0.3	1.1	4.9	4.6	3.6	3.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	6.3	10.4	3.8	(0.4)	(0.7)	1.8	5.8	0.3
Prior Years Catastrophe Losses and LAE Ratio	—	(0.2)	—	—	—	(0.1)	(0.2)	(0.1)	(0.1)
Combined Ratio as Reported	102.7%	112.9%	119.5%	115.6%	101.0%	106.1%	105.5%	111.6%	104.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Non-standard Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Net Premiums Written	$259.8	$237.5	$245.2	$204.1	$211.4	$197.6	$219.5	$742.5	$628.5

Earned Premiums	$246.5	$233.6	$216.4	$210.6	$207.2	$205.0	$197.2	$696.5	$609.4
Net Investment Income	8.9	7.2	8.2	7.3	6.3	5.8	4.0	24.3	16.1
Other Income	0.3	0.3	0.2	0.1	—	0.1	0.1	0.8	0.2
Total Revenues	255.7	241.1	224.8	218.0	213.5	210.9	201.3	721.6	625.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	185.5	183.9	176.4	174.3	179.7	187.0	173.3	545.8	540.0
Catastrophe Losses and LAE	1.5	2.4	1.7	(0.1)	1.8	2.3	1.7	5.6	5.8
Prior Years:
Non-catastrophe Losses and LAE	2.1	(1.0)	(0.8)	(0.1)	2.1	(3.1)	7.9	0.3	6.9
Catastrophe Losses and LAE	(0.1)	—	(0.1)	—	(0.1)	—	—	(0.2)	(0.1)
Total Incurred Losses and LAE	189.0	185.3	177.2	174.1	183.5	186.2	182.9	551.5	552.6
Insurance Expenses	39.7	36.9	35.5	35.7	33.4	39.6	34.7	112.1	107.7
Operating Profit (Loss)	27.0	18.9	12.1	8.2	(3.4)	(14.9)	(16.3)	58.0	(34.6)
Income Tax Benefit (Expense)	(8.5)	(5.7)	(3.4)	(2.1)	2.0	6.1	6.2	(17.6)	14.3
Total Product Line Net Operating Income (Loss)	$18.5	$13.2	$8.7	$6.1	$(1.4)	$(8.8)	$(10.1)	$40.4	$(20.3)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.2%	78.7%	81.5%	82.7%	86.7%	91.2%	87.8%	78.4%	88.6%
Current Year Catastrophe Losses and LAE Ratio	0.6	1.0	0.8	—	0.9	1.1	0.9	0.8	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	0.9	(0.4)	(0.4)	—	1.0	(1.5)	4.0	—	1.1
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Total Incurred Loss and LAE Ratio	76.7	79.3	81.9	82.7	88.6	90.8	92.7	79.2	90.7
Insurance Expense Ratio	16.1	15.8	16.4	17.0	16.1	19.3	17.6	16.1	17.7
Combined Ratio	92.8%	95.1%	98.3%	99.7%	104.7%	110.1%	110.3%	95.3%	108.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	75.2%	78.7%	81.5%	82.7%	86.7%	91.2%	87.8%	78.4%	88.6%
Insurance Expense Ratio	16.1	15.8	16.4	17.0	16.1	19.3	17.6	16.1	17.7
Underlying Combined Ratio	91.3%	94.5%	97.9%	99.7%	102.8%	110.5%	105.4%	94.5%	106.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	91.3%	94.5%	97.9%	99.7%	102.8%	110.5%	105.4%	94.5%	106.3%
Current Year Catastrophe Losses and LAE Ratio	0.6	1.0	0.8	—	0.9	1.1	0.9	0.8	1.0
Prior Years Non-catastrophe Losses and LAE Ratio	0.9	(0.4)	(0.4)	—	1.0	(1.5)	4.0	—	1.1
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	—	—
Combined Ratio as Reported	92.8%	95.1%	98.3%	99.7%	104.7%	110.1%	110.3%	95.3%	108.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Net Premiums Written	$372.4	$346.2	$345.3	$306.6	$325.5	$307.4	$319.2	$1,063.9	$952.1

Earned Premiums	$353.0	$339.1	$320.7	$317.2	$313.8	$310.3	$303.3	$1,012.8	$927.4
Net Investment Income	16.7	12.8	14.8	12.9	12.1	11.5	7.4	44.3	31.0
Other Income	0.3	0.3	0.2	0.1	—	0.1	0.1	0.8	0.2
Total Revenues	370.0	352.2	335.7	330.2	325.9	321.9	310.8	1,057.9	958.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	259.7	260.7	253.3	260.0	253.7	262.0	246.6	773.7	762.3
Catastrophe Losses and LAE	4.3	6.3	6.4	0.2	3.0	7.5	6.6	17.0	17.1
Prior Years:
Non-catastrophe Losses and LAE	2.9	5.6	10.0	4.0	1.7	(3.8)	9.8	18.5	7.7
Catastrophe Losses and LAE	(0.1)	(0.2)	(0.1)	—	(0.1)	(0.1)	(0.2)	(0.4)	(0.4)
Total Incurred Losses and LAE	266.8	272.4	269.6	264.2	258.3	265.6	262.8	808.8	786.7
Insurance Expenses	71.2	68.9	67.7	68.8	66.2	71.9	66.7	207.8	204.8
Operating Profit (Loss)	32.0	10.9	(1.6)	(2.8)	1.4	(15.6)	(18.7)	41.3	(32.9)
Income Tax Benefit (Expense)	(12.0)	(2.3)	1.9	2.5	0.8	6.9	7.6	(12.4)	15.3
Total Product Line Net Operating Income (Loss)	$20.0	$8.6	$0.3	$(0.3)	$2.2	$(8.7)	$(11.1)	$28.9	$(17.6)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.6%	76.8%	79.0%	81.9%	80.8%	84.4%	81.3%	76.4%	82.2%
Current Year Catastrophe Losses and LAE Ratio	1.2	1.9	2.0	0.1	1.0	2.4	2.2	1.7	1.8
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	1.7	3.1	1.3	0.5	(1.2)	3.2	1.8	0.8
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	—	—	(0.1)	—	—
Total Incurred Loss and LAE Ratio	75.6	80.3	84.1	83.3	82.3	85.6	86.6	79.9	84.8
Insurance Expense Ratio	20.2	20.3	21.1	21.7	21.1	23.2	22.0	20.5	22.1
Combined Ratio	95.8%	100.6%	105.2%	105.0%	103.4%	108.8%	108.6%	100.4%	106.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	73.6%	76.8%	79.0%	81.9%	80.8%	84.4%	81.3%	76.4%	82.2%
Insurance Expense Ratio	20.2	20.3	21.1	21.7	21.1	23.2	22.0	20.5	22.1
Underlying Combined Ratio	93.8%	97.1%	100.1%	103.6%	101.9%	107.6%	103.3%	96.9%	104.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	93.8%	97.1%	100.1%	103.6%	101.9%	107.6%	103.3%	96.9%	104.3%
Current Year Catastrophe Losses and LAE Ratio	1.2	1.9	2.0	0.1	1.0	2.4	2.2	1.7	1.8
Prior Years Non-catastrophe Losses and LAE Ratio	0.8	1.7	3.1	1.3	0.5	(1.2)	3.2	1.8	0.8
Prior Years Catastrophe Losses and LAE Ratio	—	(0.1)	—	—	—	—	(0.1)	—	—
Combined Ratio as Reported	95.8%	100.6%	105.2%	105.0%	103.4%	108.8%	108.6%	100.4%	106.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Net Premiums Written	$12.6	$13.3	$14.7	$11.0	$12.5	$13.3	$14.2	$40.6	$40.0

Earned Premiums	$13.1	$12.7	$12.7	$13.1	$13.3	$13.4	$13.5	$38.5	$40.2
Net Investment Income	1.8	1.4	1.5	1.2	1.4	1.2	0.7	4.7	3.3
Other Income	0.1	—	—	—	0.1	—	0.1	0.1	0.2
Total Revenues	15.0	14.1	14.2	14.3	14.8	14.6	14.3	43.3	43.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	11.3	9.9	9.6	12.2	10.4	10.5	10.9	30.8	31.8
Catastrophe Losses and LAE	0.2	0.4	0.1	(0.1)	0.4	0.4	0.1	0.7	0.9
Prior Years:
Non-catastrophe Losses and LAE	(1.3)	1.6	1.8	2.4	4.2	(1.7)	(2.4)	2.1	0.1
Catastrophe Losses and LAE	(0.1)	—	—	—	(0.1)	—	—	(0.1)	(0.1)
Total Incurred Losses and LAE	10.1	11.9	11.5	14.5	14.9	9.2	8.6	33.5	32.7
Insurance Expenses	3.0	2.8	3.0	3.2	3.4	3.6	3.1	8.8	10.1
Operating Profit (Loss)	1.9	(0.6)	(0.3)	(3.4)	(3.5)	1.8	2.6	1.0	0.9
Income Tax Benefit (Expense)	(0.5)	0.3	0.2	1.3	1.3	(0.5)	(0.8)	—	—
Total Product Line Net Operating Income (Loss)	$1.4	$(0.3)	$(0.1)	$(2.1)	$(2.2)	$1.3	$1.8	$1.0	$0.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	86.3%	78.0%	75.6%	93.2%	78.2%	78.4%	80.8%	80.0%	79.1%
Current Year Catastrophe Losses and LAE Ratio	1.5	3.1	0.8	(0.8)	3.0	3.0	0.7	1.8	2.2
Prior Years Non-catastrophe Losses and LAE Ratio	(9.9)	12.6	14.2	18.3	31.6	(12.7)	(17.8)	5.5	0.2
Prior Years Catastrophe Losses and LAE Ratio	(0.8)	—	—	—	(0.8)	—	—	(0.3)	(0.2)
Total Incurred Loss and LAE Ratio	77.1	93.7	90.6	110.7	112.0	68.7	63.7	87.0	81.3
Insurance Expense Ratio	22.9	22.0	23.6	24.4	25.6	26.9	23.0	22.9	25.1
Combined Ratio	100.0%	115.7%	114.2%	135.1%	137.6%	95.6%	86.7%	109.9%	106.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	86.3%	78.0%	75.6%	93.2%	78.2%	78.4%	80.8%	80.0%	79.1%
Insurance Expense Ratio	22.9	22.0	23.6	24.4	25.6	26.9	23.0	22.9	25.1
Underlying Combined Ratio	109.2%	100.0%	99.2%	117.6%	103.8%	105.3%	103.8%	102.9%	104.2%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	109.2%	100.0%	99.2%	117.6%	103.8%	105.3%	103.8%	102.9%	104.2%
Current Year Catastrophe Losses and LAE Ratio	1.5	3.1	0.8	(0.8)	3.0	3.0	0.7	1.8	2.2
Prior Years Non-catastrophe Losses and LAE Ratio	(9.9)	12.6	14.2	18.3	31.6	(12.7)	(17.8)	5.5	0.2
Prior Years Catastrophe Losses and LAE Ratio	(0.8)	—	—	—	(0.8)	—	—	(0.3)	(0.2)
Combined Ratio as Reported	100.0%	115.7%	114.2%	135.1%	137.6%	95.6%	86.7%	109.9%	106.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Total Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Net Premiums Written	$385.0	$359.5	$360.0	$317.6	$338.0	$320.7	$333.4	$1,104.5	$992.1

Earned Premiums	$366.1	$351.8	$333.4	$330.3	$327.1	$323.7	$316.8	$1,051.3	$967.6
Net Investment Income	18.5	14.2	16.3	14.1	13.5	12.7	8.1	49.0	34.3
Other Income	0.4	0.3	0.2	0.1	0.1	0.1	0.2	0.9	0.4
Total Revenues	385.0	366.3	349.9	344.5	340.7	336.5	325.1	1,101.2	1,002.3
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	271.0	270.6	262.9	272.2	264.1	272.5	257.5	804.5	794.1
Catastrophe Losses and LAE	4.5	6.7	6.5	0.1	3.4	7.9	6.7	17.7	18.0
Prior Years:
Non-catastrophe Losses and LAE	1.6	7.2	11.8	6.4	5.9	(5.5)	7.4	20.6	7.8
Catastrophe Losses and LAE	(0.2)	(0.2)	(0.1)	—	(0.2)	(0.1)	(0.2)	(0.5)	(0.5)
Total Incurred Losses and LAE	276.9	284.3	281.1	278.7	273.2	274.8	271.4	842.3	819.4
Insurance Expenses	74.2	71.7	70.7	72.0	69.6	75.5	69.8	216.6	214.9
Operating Profit (Loss)	33.9	10.3	(1.9)	(6.2)	(2.1)	(13.8)	(16.1)	42.3	(32.0)
Income Tax Benefit (Expense)	(12.5)	(2.0)	2.1	3.8	2.1	6.4	6.8	(12.4)	15.3
Total Product Line Net Operating Income (Loss)	$21.4	$8.3	$0.2	$(2.4)	$—	$(7.4)	$(9.3)	$29.9	$(16.7)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.1%	77.0%	78.9%	82.5%	80.8%	84.2%	81.4%	76.4%	82.1%
Current Year Catastrophe Losses and LAE Ratio	1.2	1.9	1.9	—	1.0	2.4	2.1	1.7	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	2.0	3.5	1.9	1.8	(1.7)	2.3	2.0	0.8
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.1)	—	—	(0.1)	—	(0.1)	—	(0.1)
Total Incurred Loss and LAE Ratio	75.6	80.8	84.3	84.4	83.5	84.9	85.7	80.1	84.7
Insurance Expense Ratio	20.3	20.4	21.2	21.8	21.3	23.3	22.0	20.6	22.2
Combined Ratio	95.9%	101.2%	105.5%	106.2%	104.8%	108.2%	107.7%	100.7%	106.9%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	74.1%	77.0%	78.9%	82.5%	80.8%	84.2%	81.4%	76.4%	82.1%
Insurance Expense Ratio	20.3	20.4	21.2	21.8	21.3	23.3	22.0	20.6	22.2
Underlying Combined Ratio	94.4%	97.4%	100.1%	104.3%	102.1%	107.5%	103.4%	97.0%	104.3%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	94.4%	97.4%	100.1%	104.3%	102.1%	107.5%	103.4%	97.0%	104.3%
Current Year Catastrophe Losses and LAE Ratio	1.2	1.9	1.9	—	1.0	2.4	2.1	1.7	1.9
Prior Years Non-catastrophe Losses and LAE Ratio	0.4	2.0	3.5	1.9	1.8	(1.7)	2.3	2.0	0.8
Prior Years Catastrophe Losses and LAE Ratio	(0.1)	(0.1)	—	—	(0.1)	—	(0.1)	—	(0.1)
Combined Ratio as Reported	95.9%	101.2%	105.5%	106.2%	104.8%	108.2%	107.7%	100.7%	106.9%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Net Premiums Written	$70.8	$70.1	$59.2	$62.2	$73.1	$72.2	$59.9	$200.1	$205.2

Earned Premiums	$66.7	$66.6	$66.3	$67.7	$68.5	$67.6	$68.1	$199.6	$204.2
Net Investment Income	7.9	5.7	6.5	5.3	5.9	5.9	3.2	20.1	15.0
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	74.6	72.3	72.8	73.0	74.4	73.5	71.3	219.7	219.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	36.9	32.5	33.8	32.6	36.8	30.9	35.2	103.2	102.9
Catastrophe Losses and LAE	24.8	26.7	56.5	11.3	7.8	40.0	29.9	108.0	77.7
Prior Years:
Non-catastrophe Losses and LAE	0.9	1.5	0.7	0.6	(0.6)	(0.5)	(2.7)	3.1	(3.8)
Catastrophe Losses and LAE	(0.8)	(1.8)	(0.6)	(2.5)	(3.5)	(8.4)	(2.4)	(3.2)	(14.3)
Total Incurred Losses and LAE	61.8	58.9	90.4	42.0	40.5	62.0	60.0	211.1	162.5
Insurance Expenses	20.3	20.6	21.0	21.6	21.7	21.4	21.3	61.9	64.4
Operating Profit (Loss)	(7.5)	(7.2)	(38.6)	9.4	12.2	(9.9)	(10.0)	(53.3)	(7.7)
Income Tax Benefit (Expense)	10.5	3.1	14.0	(2.7)	(3.8)	4.1	4.0	27.6	4.3
Total Product Line Net Operating Income (Loss)	$3.0	$(4.1)	$(24.6)	$6.7	$8.4	$(5.8)	$(6.0)	$(25.7)	$(3.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	55.4%	48.7%	50.9%	48.1%	53.7%	45.6%	51.7%	51.7%	50.4%
Current Year Catastrophe Losses and LAE Ratio	37.2	40.1	85.2	16.7	11.4	59.2	43.9	54.1	38.1
Prior Years Non-catastrophe Losses and LAE Ratio	1.3	2.3	1.1	0.9	(0.9)	(0.7)	(4.0)	1.6	(1.9)
Prior Years Catastrophe Losses and LAE Ratio	(1.2)	(2.7)	(0.9)	(3.7)	(5.1)	(12.4)	(3.5)	(1.6)	(7.0)
Total Incurred Loss and LAE Ratio	92.7	88.4	136.3	62.0	59.1	91.7	88.1	105.8	79.6
Insurance Expense Ratio	30.4	30.9	31.7	31.9	31.7	31.7	31.3	31.0	31.5
Combined Ratio	123.1%	119.3%	168.0%	93.9%	90.8%	123.4%	119.4%	136.8%	111.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	55.4%	48.7%	50.9%	48.1%	53.7%	45.6%	51.7%	51.7%	50.4%
Insurance Expense Ratio	30.4	30.9	31.7	31.9	31.7	31.7	31.3	31.0	31.5
Underlying Combined Ratio	85.8%	79.6%	82.6%	80.0%	85.4%	77.3%	83.0%	82.7%	81.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	85.8%	79.6%	82.6%	80.0%	85.4%	77.3%	83.0%	82.7%	81.9%
Current Year Catastrophe Losses and LAE Ratio	37.2	40.1	85.2	16.7	11.4	59.2	43.9	54.1	38.1
Prior Years Non-catastrophe Losses and LAE Ratio	1.3	2.3	1.1	0.9	(0.9)	(0.7)	(4.0)	1.6	(1.9)
Prior Years Catastrophe Losses and LAE Ratio	(1.2)	(2.7)	(0.9)	(3.7)	(5.1)	(12.4)	(3.5)	(1.6)	(7.0)
Combined Ratio as Reported	123.1%	119.3%	168.0%	93.9%	90.8%	123.4%	119.4%	136.8%	111.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Property & Casualty Insurance Segment Other Personal Lines - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Net Premiums Written	$10.9	$11.1	$9.7	$10.3	$11.6	$11.8	$10.1	$31.7	$33.5

Earned Premiums	$10.7	$10.8	$10.7	$11.1	$11.3	$11.3	$11.3	$32.2	$33.9
Net Investment Income	1.4	0.7	1.3	1.0	1.0	1.1	0.6	3.4	2.7
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	12.1	11.5	12.0	12.1	12.3	12.4	11.9	35.6	36.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	5.2	5.7	5.9	5.8	5.8	5.8	4.7	16.8	16.3
Catastrophe Losses and LAE	0.5	1.1	0.9	0.3	0.1	1.2	0.9	2.5	2.2
Prior Years:
Non-catastrophe Losses and LAE	(0.9)	0.9	(0.7)	(0.8)	(2.2)	(3.1)	—	(0.7)	(5.3)
Catastrophe Losses and LAE	(0.2)	—	(0.5)	(0.5)	(0.2)	(1.1)	(0.1)	(0.7)	(1.4)
Total Incurred Losses and LAE	4.6	7.7	5.6	4.8	3.5	2.8	5.5	17.9	11.8
Insurance Expenses	3.1	2.7	3.1	3.3	3.3	3.1	3.1	8.9	9.5
Operating Profit	4.4	1.1	3.3	4.0	5.5	6.5	3.3	8.8	15.3
Income Tax Expense	(5.9)	(0.4)	(1.0)	(1.3)	(1.8)	(2.2)	(1.1)	(7.3)	(4.4)
Total Product Line Net Operating Income (Loss)	$(1.5)	$0.7	$2.3	$2.7	$3.7	$4.3	$2.2	$1.5	$10.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	48.6%	52.8%	55.1%	52.2%	51.4%	51.3%	41.6%	52.2%	48.0%
Current Year Catastrophe Losses and LAE Ratio	4.7	10.2	8.4	2.7	0.9	10.6	8.0	7.8	6.5
Prior Years Non-catastrophe Losses and LAE Ratio	(8.4)	8.3	(6.5)	(7.2)	(19.5)	(27.4)	—	(2.2)	(15.6)
Prior Years Catastrophe Losses and LAE Ratio	(1.9)	—	(4.7)	(4.5)	(1.8)	(9.7)	(0.9)	(2.2)	(4.1)
Total Incurred Loss and LAE Ratio	43.0	71.3	52.3	43.2	31.0	24.8	48.7	55.6	34.8
Insurance Expense Ratio	29.0	25.0	29.0	29.7	29.2	27.4	27.4	27.6	28.0
Combined Ratio	72.0%	96.3%	81.3%	72.9%	60.2%	52.2%	76.1%	83.2%	62.8%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	48.6%	52.8%	55.1%	52.2%	51.4%	51.3%	41.6%	52.2%	48.0%
Insurance Expense Ratio	29.0	25.0	29.0	29.7	29.2	27.4	27.4	27.6	28.0
Underlying Combined Ratio	77.6%	77.8%	84.1%	81.9%	80.6%	78.7%	69.0%	79.8%	76.0%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	77.6%	77.8%	84.1%	81.9%	80.6%	78.7%	69.0%	79.8%	76.0%
Current Year Catastrophe Losses and LAE Ratio	4.7	10.2	8.4	2.7	0.9	10.6	8.0	7.8	6.5
Prior Years Non-catastrophe Losses and LAE Ratio	(8.4)	8.3	(6.5)	(7.2)	(19.5)	(27.4)	—	(2.2)	(15.6)
Prior Years Catastrophe Losses and LAE Ratio	(1.9)	—	(4.7)	(4.5)	(1.8)	(9.7)	(0.9)	(2.2)	(4.1)
Combined Ratio as Reported	72.0%	96.3%	81.3%	72.9%	60.2%	52.2%	76.1%	83.2%	62.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Earned Premiums	$154.7	$153.3	$153.0	$152.3	$152.0	$151.1	$149.8	$461.0	$452.9
Net Investment Income	55.9	54.9	53.0	53.6	54.5	50.1	55.0	163.8	159.6
Other Income	0.7	0.6	0.6	0.9	0.7	0.6	0.6	1.9	1.9
Total Revenues	211.3	208.8	206.6	206.8	207.2	201.8	205.4	626.7	614.4
Policyholders’ Benefits and Incurred Losses and LAE	96.8	96.5	100.3	92.8	173.0	96.5	99.3	293.6	368.8
Insurance Expenses	78.5	81.1	73.7	78.9	79.9	80.0	75.1	233.3	235.0
Operating Profit (Loss)	36.0	31.2	32.6	35.1	(45.7)	25.3	31.0	99.8	10.6
Income Tax Benefit (Expense)	(12.5)	(10.7)	(11.1)	(12.1)	16.3	(8.9)	(10.7)	(34.3)	(3.3)
Segment Net Operating Income (Loss)	$23.5	$20.5	$21.5	$23.0	$(29.4)	$16.4	$20.3	$65.5	$7.3

	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
Insurance Reserves:
Future Policyholder Benefits	$3,345.7	$3,335.7	$3,325.2	$3,311.5	$3,298.5	$3,310.3	$3,294.4
Incurred Losses and LAE Reserves:
Life	141.6	141.8	141.7	141.9	142.1	43.8	42.1
Accident and Health	22.5	22.2	22.1	21.9	20.9	22.1	21.9
Property	7.3	4.2	4.6	4.5	5.5	5.4	6.0
Total Incurred Losses and LAE Reserves	171.4	168.2	168.4	168.3	168.5	71.3	70.0
Insurance Reserves	$3,517.1	$3,503.9	$3,493.6	$3,479.8	$3,467.0	$3,381.6	$3,364.4

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Earned Premiums	$94.5	$95.4	$95.7	$95.9	$95.8	$95.5	$94.4	$285.6	$285.7
Net Investment Income	54.1	52.9	51.4	51.7	52.7	48.4	53.5	158.4	154.6
Other Income	0.6	0.6	0.5	0.7	0.6	0.5	0.5	1.7	1.6
Total Revenues	149.2	148.9	147.6	148.3	149.1	144.4	148.4	445.7	441.9
Policyholders’ Benefits and Incurred Losses and LAE	66.4	68.8	72.1	68.0	146.5	70.5	71.3	207.3	288.3
Insurance Expenses	53.0	54.8	48.4	53.1	54.9	53.2	50.1	156.2	158.2
Operating Profit (Loss)	29.8	25.3	27.1	27.2	(52.3)	20.7	27.0	82.2	(4.6)
Income Tax Benefit (Expense)	(10.3)	(8.7)	(9.2)	(9.4)	18.6	(7.3)	(9.4)	(28.2)	1.9
Total Product Line Operating Income (Loss)	$19.5	$16.6	$17.9	$17.8	$(33.7)	$13.4	$17.6	$54.0	$(2.7)

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Earned Premiums	$42.0	$39.5	$39.1	$38.2	$37.6	$36.7	$36.9	$120.6	$111.2
Net Investment Income	1.3	1.4	1.3	1.4	1.4	1.3	1.3	4.0	4.0
Other Income	0.1	—	0.1	0.2	0.1	0.1	0.1	0.2	0.3
Total Revenues	43.4	40.9	40.5	39.8	39.1	38.1	38.3	124.8	115.5
Policyholders’ Benefits and Incurred Losses and LAE	22.9	21.8	21.2	19.6	19.9	20.3	20.5	65.9	60.7
Insurance Expenses	17.6	17.6	17.3	17.3	16.4	17.1	16.8	52.5	50.3
Operating Profit	2.9	1.5	2.0	2.9	2.8	0.7	1.0	6.4	4.5
Income Tax Expense	(1.2)	(0.5)	(0.7)	(0.9)	(1.0)	(0.3)	(0.3)	(2.4)	(1.6)
Total Product Line Net Operating Income	$1.7	$1.0	$1.3	$2.0	$1.8	$0.4	$0.7	$4.0	$2.9

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Results of Operations
Earned Premiums	$18.2	$18.4	$18.2	$18.2	$18.6	$18.9	$18.5	$54.8	$56.0
Net Investment Income	0.5	0.6	0.3	0.5	0.4	0.4	0.2	1.4	1.0
Other Income	—	—	—	—	—	—	—	—	—
Total Revenues	18.7	19.0	18.5	18.7	19.0	19.3	18.7	56.2	57.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.9	4.8	4.7	4.2	5.6	4.6	5.2	13.4	15.4
Catastrophe Losses and LAE	3.3	0.8	1.8	0.9	1.4	1.6	1.6	5.9	4.6
Prior Years:
Non-catastrophe Losses and LAE	0.1	0.1	0.2	—	(0.3)	(0.1)	0.4	0.4	—
Catastrophe Losses and LAE	0.2	0.2	0.3	0.1	(0.1)	(0.4)	0.3	0.7	(0.2)
Total Incurred Losses and LAE	7.5	5.9	7.0	5.2	6.6	5.7	7.5	20.4	19.8
Insurance Expenses	7.9	8.7	8.0	8.5	8.6	9.7	8.2	24.6	26.5
Operating Profit	3.3	4.4	3.5	5.0	3.8	3.9	3.0	11.2	10.7
Income Tax Expense	(1.0)	(1.5)	(1.2)	(1.8)	(1.3)	(1.3)	(1.0)	(3.7)	(3.6)
Total Product Line Net Operating Income	$2.3	$2.9	$2.3	$3.2	$2.5	$2.6	$2.0	$7.5	$7.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	21.5%	26.2%	25.9%	23.2%	30.1%	24.3%	28.1%	24.4%	27.6%
Current Year Catastrophe Losses and LAE Ratio	18.1	4.3	9.9	4.9	7.5	8.5	8.6	10.8	8.2
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	0.5	1.1	—	(1.6)	(0.5)	2.2	0.7	—
Prior Years Catastrophe Losses and LAE Ratio	1.1	1.1	1.6	0.5	(0.5)	(2.1)	1.6	1.3	(0.4)
Total Incurred Loss and LAE Ratio	41.2	32.1	38.5	28.6	35.5	30.2	40.5	37.2	35.4
Insurance Expense Ratio	43.4	47.3	44.0	46.7	46.2	51.3	44.3	44.9	47.3
Combined Ratio	84.6%	79.4%	82.5%	75.3%	81.7%	81.5%	84.8%	82.1%	82.7%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	21.5%	26.2%	25.9%	23.2%	30.1%	24.3%	28.1%	24.4%	27.6%
Insurance Expense Ratio	43.4	47.3	44.0	46.7	46.2	51.3	44.3	44.9	47.3
Underlying Combined Ratio	64.9%	73.5%	69.9%	69.9%	76.3%	75.6%	72.4%	69.3%	74.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	64.9%	73.5%	69.9%	69.9%	76.3%	75.6%	72.4%	69.3%	74.9%
Current Year Catastrophe Losses and LAE Ratio	18.1	4.3	9.9	4.9	7.5	8.5	8.6	10.8	8.2
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	0.5	1.1	—	(1.6)	(0.5)	2.2	0.7	—
Prior Years Catastrophe Losses and LAE Ratio	1.1	1.1	1.6	0.5	(0.5)	(2.1)	1.6	1.3	(0.4)
Combined Ratio as Reported	84.6%	79.4%	82.5%	75.3%	81.7%	81.5%	84.8%	82.1%	82.7%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Insurance Expenses:
Commissions	$109.6	$109.0	$101.9	$97.7	$102.9	$102.7	$95.9	$320.5	$301.5
General Expenses	50.2	48.3	49.6	51.9	51.2	54.3	51.6	148.1	157.1
Taxes, Licenses and Fees	13.8	13.4	13.2	11.3	12.4	12.0	13.1	40.4	37.5
Total Costs Incurred	173.6	170.7	164.7	160.9	166.5	169.0	160.6	509.0	496.1
Policy Acquisition Costs:
Deferred	(91.6)	(87.2)	(83.5)	(77.8)	(82.3)	(78.7)	(76.1)	(262.3)	(237.1)
Amortized	80.4	78.6	75.6	74.0	76.0	76.1	73.2	234.6	225.3
Net Policy Acquisition Costs Amortized (Deferred)	(11.2)	(8.6)	(7.9)	(3.8)	(6.3)	(2.6)	(2.9)	(27.7)	(11.8)
Amortization of Insurance in Force	1.3	1.4	1.2	1.4	1.5	1.4	1.6	3.9	4.5
Insurance Expenses	163.7	163.5	158.0	158.5	161.7	167.8	159.3	485.2	488.8
Interest and Other Expenses:
Interest Expense	7.8	8.3	10.8	10.9	11.1	11.1	11.2	26.9	33.4
Other Expenses:
Curtailment Gains, Net	—	—	—	—	—	(2.6)	—	—	(2.6)
Loss on Cash Flow Hedge	—	1.1	—	—	—	—	—	1.1	—
Other	10.4	12.0	8.7	14.4	10.9	12.2	11.1	31.1	34.2
Other Expenses	10.4	13.1	8.7	14.4	10.9	9.6	11.1	32.2	31.6
Interest and Other Expenses	18.2	21.4	19.5	25.3	22.0	20.7	22.3	59.1	65.0
Total Expenses	$181.9	$184.9	$177.5	$183.8	$183.7	$188.5	$181.6	$544.3	$553.8

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended							Nine Months Ended
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Net Investment Income
Interest on Fixed Income Securities	$61.8	$62.1	$60.1	$61.5	$61.4	$59.8	$60.0	$184.0	$181.2
Dividends on Equity Securities Excluding Alternative Investments	2.6	2.3	2.1	2.8	2.7	3.5	2.8	7.0	9.0
Alternative Investments:
Equity Method Limited Liability Investments	11.1	4.0	6.8	3.8	5.2	2.8	(4.3)	21.9	3.7
Fair Value Option Investments	0.5	(0.6)	1.1	2.0	(1.4)	0.1	(2.6)	1.0	(3.9)
Limited Liability Investments Included in Equity Securities	5.9	5.4	7.4	5.4	5.7	3.6	7.3	18.7	16.6
Total Alternative Investments	17.5	8.8	15.3	11.2	9.5	6.5	0.4	41.6	16.4
Short-term Investments	0.5	0.2	0.3	0.1	0.2	0.1	0.1	1.0	0.4
Real Estate	2.6	2.8	2.9	2.9	3.0	2.9	3.0	8.3	8.9
Loans to Policyholders	4.9	5.3	5.5	5.5	5.4	5.3	5.4	15.7	16.1
Other	0.1	0.1	—	0.3	—	—	—	0.2	—
Total Investment Income	90.0	81.6	86.2	84.3	82.2	78.1	71.7	257.8	232.0
Investment Expenses:
Real Estate	2.6	2.5	2.6	2.6	2.9	2.8	2.7	7.7	8.4
Other Investment Expenses	1.5	2.0	2.0	1.8	1.6	1.6	2.0	5.5	5.2
Total Investment Expenses	4.1	4.5	4.6	4.4	4.5	4.4	4.7	13.2	13.6
Net Investment Income	$85.9	$77.1	$81.6	$79.9	$77.7	$73.7	$67.0	$244.6	$218.4
Net Realized Gains on Sales of Investments
Fixed Maturities:
Gains on Sales	$2.4	$3.5	$1.4	$2.9	$2.7	$4.3	$7.1	$7.3	$14.1
Losses on Sales	—	(0.2)	(0.2)	(3.5)	(0.8)	—	(0.3)	(0.4)	(1.1)
Equity Securities:
Gains on Sales	3.9	18.3	8.9	10.1	9.3	0.5	—	31.1	9.8
Losses on Sales	—	—	—	(0.2)	—	(0.1)	—	—	(0.1)
Real Estate:
Gains on Sales	1.6	4.7	0.1	0.1	0.1	0.9	—	6.4	1.0
Other Investments:
Gains on Sales	—	—	—	—	—	—	—	—	—
Losses on Sales	—	(0.1)	—	(0.1)	—	(0.1)	—	(0.1)	(0.1)
Trading Securities Net Gains (Losses)	0.2	0.2	0.3	(0.2)	0.3	0.1	—	0.7	0.4
Net Realized Gains on Sales of Investments	$8.1	$26.4	$10.5	$9.1	$11.6	$5.6	$6.8	$45.0	$24.0
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(2.9)	$(2.2)	$(4.7)	$(4.8)	$(8.3)	$(5.7)	$(7.8)	$(9.8)	$(21.8)
Equity Securities	—	(0.4)	(0.3)	(3.4)	—	(0.7)	(1.5)	(0.7)	(2.2)
Real Estate	—	—	—	(0.5)	—	—	—	—	—
Net Impairment Losses Recognized in Earnings	$(2.9)	$(2.6)	$(5.0)	$(8.7)	$(8.3)	$(6.4)	$(9.3)	$(10.5)	$(24.0)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Sep 30, 2017		Dec 31, 2016		Dec 31, 2015
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$359.1	5.4%	$336.3	5.1%	$320.6	5.0%
States and Political Subdivisions	1,723.0	25.9	1,714.9	26.0	1,622.6	25.2
Foreign Governments	3.3	—	3.4	0.1	—	—
Corporate Securities:
Bonds and Notes	3,033.1	45.6	2,944.8	44.6	2,812.8	43.7
Redeemable Preferred Stocks	0.1	—	0.6	—	3.8	0.1
Collaterized Loan Obligations	123.1	1.9	122.8	1.9	87.3	1.4
Other Mortgage- and Asset-backed	1.1	—	2.1	—	5.2	0.1
Subtotal Fixed Maturities Reported at Fair Value	5,242.8	78.8	5,124.9	77.7	4,852.3	75.5
Equity Securities Reported at Fair Value:
Preferred Stocks	83.2	1.3	82.5	1.2	103.9	1.6
Common Stocks	21.0	0.3	45.2	0.7	36.7	0.6
Other Equity Interests:
Exchange Traded Funds	205.0	3.1	144.4	2.2	177.1	2.8
Limited Liability Companies and Limited Partnerships	202.9	3.1	209.6	3.2	205.5	3.2
Subtotal Equity Securities Reported at Fair Value	512.1	7.7	481.7	7.3	523.2	8.2
Equity Method Limited Liability Investments	160.1	2.4	175.9	2.7	190.6	3.0
Fair Value Option Investments	77.1	1.2	111.4	1.7	164.5	2.6
Short-term Investments at Cost which Approximates Fair Value	239.0	3.6	273.7	4.1	255.7	4.0
Other Investments:
Loans to Policyholders at Unpaid Principal	295.5	4.4	294.2	4.5	288.4	4.5
Real Estate at Depreciated Cost	118.1	1.8	140.2	2.1	149.8	2.3
Trading Securities at Fair Value	6.3	0.1	5.3	0.1	4.7	0.1
Other	0.1	—	0.2	—	0.3	—
Subtotal Other Investments	420.0	6.3	439.9	6.7	443.2	6.9
Total Investments	$6,651.1	100.0%	$6,607.5	100.0%	$6,429.5	100.0%
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$3,319.3	63.3%	$3,280.4	64.0%	$3,222.5	66.4%
BBB	1,389.6	26.5	1,338.2	26.1	1,149.0	23.7
BB, B	337.5	6.4	321.6	6.3	222.4	4.6
CCC or Lower	196.4	3.7	184.7	3.6	258.4	5.3
Total Investments in Fixed Maturities	$5,242.8	100.0%	$5,124.9	100.0%	$4,852.3	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	6.1		6.3		6.5

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Sep 30, 2017		Dec 31, 2016		Dec 31, 2015
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Manufacturing	$1,221.7	18.4%	$1,227.8	18.6%	$1,160.4	18.0%
Finance, Insurance and Real Estate	767.9	11.5	742.6	11.2	707.4	11.0
Services	436.8	6.6	391.6	5.9	374.4	5.8
Transportation, Communication and Utilities	369.1	5.5	364.1	5.5	334.4	5.2
Mining	166.2	2.5	157.2	2.4	139.7	2.2
Retail Trade	103.9	1.6	101.9	1.5	91.1	1.4
Wholesale Trade	73.4	1.1	69.2	1.0	80.6	1.3
Agriculture, Forestry and Fishing	14.7	0.2	14.4	0.2	20.6	0.3
Other	3.7	0.1	1.5	—	0.5	—
Total Fair Value of Non-governmental Fixed Maturities	$3,157.4	47.5%	$3,070.3	46.3%	$2,909.1	45.2%

	Sep 30, 2017
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$102.0	1.5%
Georgia	88.8	1.3
Michigan	88.1	1.3
Louisiana	73.4	1.1
Ohio	72.7	1.1
Colorado	66.0	1.0
Virginia	65.0	1.0
Florida	62.3	0.9
Wisconsin	57.2	0.9
Equity Securities—Other Equity Interests:
iShares® Core S&P 500 ETF	84.3	1.3
Total	$759.8	11.4%

[1]
Excluding Investments in U.S. Government and Government Agencies and Authorities and Obligations of States and Political Subdivisions pre-refunded with U.S. government and government agencies obligations held in Trust at September 30, 2017.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Sep 30, 2017
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$8.0	$23.5	$70.5	$102.0	5.9%	1.5%
Georgia	51.7	9.2	27.9	88.8	5.2	1.3
Michigan	38.7	—	49.4	88.1	5.1	1.3
Louisiana	43.8	7.0	22.6	73.4	4.3	1.1
Ohio	26.6	5.1	41.0	72.7	4.2	1.1
Colorado	—	15.2	50.8	66.0	3.8	1.0
Virginia	26.1	19.8	19.1	65.0	3.8	1.0
Florida	48.6	—	13.7	62.3	3.6	0.9
Wisconsin	48.5	7.3	1.4	57.2	3.3	0.9
New York	6.2	2.7	47.8	56.7	3.3	0.9
Minnesota	25.5	0.4	24.3	50.2	2.9	0.8
Indiana	1.5	—	46.5	48.0	2.8	0.7
Washington	7.8	0.3	38.5	46.6	2.7	0.7
Massachusetts	2.7	2.5	40.7	45.9	2.7	0.7
Oregon	37.5	—	3.5	41.0	2.4	0.6
California	0.3	—	39.1	39.4	2.3	0.6
North Carolina	7.0	3.1	28.5	38.6	2.2	0.6
Utah	16.4	1.6	18.8	36.8	2.1	0.6
Nevada	28.1	7.0	—	35.1	2.0	0.5
New Mexico	—	—	33.7	33.7	2.0	0.5
Arizona	—	0.8	32.5	33.3	1.9	0.5
Arkansas	32.9	—	—	32.9	1.9	0.5
Pennsylvania	11.5	2.8	18.3	32.6	1.9	0.5
Maryland	2.7	21.4	6.4	30.5	1.8	0.5
Mississippi	28.5	—	0.5	29.0	1.7	0.4
Delaware	17.0	—	9.7	26.7	1.5	0.4
Tennessee	7.8	7.6	10.6	26.0	1.5	0.4
New Jersey	—	5.2	20.6	25.8	1.5	0.4
South Carolina	19.1	3.0	2.4	24.5	1.4	0.4
Connecticut	24.2	—	—	24.2	1.4	0.4
District Of Columbia	—	5.0	18.2	23.2	1.3	0.3
Iowa	—	—	22.2	22.2	1.3	0.3
Alaska	4.2	3.0	15.0	22.2	1.3	0.3
Hawaii	20.7	—	—	20.7	1.2	0.3
Alabama	9.6	—	11.0	20.6	1.2	0.3
Illinois	—	—	20.3	20.3	1.2	0.3
Missouri	—	—	19.0	19.0	1.1	0.3
Nebraska	—	6.9	12.1	19.0	1.1	0.3
Rhode Island	4.9	—	13.8	18.7	1.1	0.3
All Other States	6.6	11.5	86.0	104.1	6.0	1.6
Total	$614.7	$171.9	$936.4	$1,723.0	100.0%	25.9%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Sep 30, 2017	Sep 30, 2017	Dec 31, 2016
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$60.8	$62.5	$63.2
Distressed Debt	—	57.3	65.4
Secondary Transactions	18.9	21.4	27.3
Senior Debt	2.7	5.6	6.6
Leveraged Buyout	0.1	2.9	—
Growth Equity	—	5.7	4.6
Other	—	4.7	8.8
Total Equity Method Limited Liability Investments	82.5	160.1	175.9
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	82.9	104.3	97.6
Senior Debt	30.8	33.8	36.4
Distressed Debt	3.6	17.6	18.8
Secondary Transactions	10.3	9.8	11.9
Hedge Fund	—	—	—
Leveraged Buyout	3.1	6.2	6.5
Real Estate	—	—	—
Other	2.3	31.2	38.4
Total Reported as Other Equity Interests at Fair Value	133.0	202.9	209.6
Reported as Fair Value Option Investments:
Hedge Funds	—	77.1	111.4
Total Investments in Limited Liability Companies and Limited Partnerships	$215.5	$440.1	$496.9

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share, excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill, is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Loss from Early Extinguishment of Debt; and
4) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Three Months Ended							Nine Months Ended
Dollars in Millions (Unaudited)	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Consolidated Net Operating Income (Loss)	$44.4	$21.0	$(3.9)	$28.8	$(20.4)	$4.6	$(0.6)	$61.5	$(16.4)
Net Income (Loss) From:
Net Realized Gains on Sales of Investments	5.3	17.2	6.8	5.9	7.5	3.7	4.4	29.3	15.6
Net Impairment Losses Recognized in Earnings	(1.9)	(1.6)	(3.3)	(5.6)	(5.4)	(4.2)	(6.0)	(6.8)	(15.6)
Income (Loss) from Continuing Operations	$47.8	$36.6	$(0.4)	$29.1	$(18.3)	$4.1	$(2.2)	$84.0	$(16.4)

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Consolidated Net Operating Income (Loss) by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted Share‐basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share-basic to Income (Loss) from Continuing Operations Per Unrestricted Share-basic is presented below:

	Three Months Ended							Nine Months Ended
(Unaudited)	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016	Sep 30, 2017	Sep 30, 2016
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.85	$0.41	$(0.08)	$0.56	$(0.40)	$0.09	$(0.01)	$1.19	$(0.31)
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains on Sales of Investments	0.10	0.33	0.13	0.11	0.15	0.07	0.09	0.57	0.30
Net Impairment Losses Recognized in Earnings	(0.03)	(0.03)	(0.06)	(0.11)	(0.11)	(0.08)	(0.12)	(0.13)	(0.30)
Income (Loss) from Continuing Operations Per Unrestricted Share	$0.92	$0.71	$(0.01)	$0.56	$(0.36)	$0.08	$(0.04)	$1.63	$(0.31)

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.